SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

1-7564

13-5034940

(State or other jurisdiction

(Commission File Number)

(I.R.S. Employer

of incorporation)

Identification No.)

200 Liberty Street, New York, New York

10281

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (212) 416-2000

Item 7.

 Financial Statements and Exhibits.

The following exhibit is furnished pursuant to Item 12.

99.1

Earnings press release issued July 15, 2004.

Item 12.

Results of Operations and Financial Condition

On July 15, 2004, Dow Jones & Company issued a press release announcing the Company's results of operations for the second quarter ended June 30, 2004.  A copy of this press release is furnished with this report as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: July 15, 2004

By:/s/Robert Perrine

Robert Perrine

Chief Accounting

Officer and Controller

EXHIBIT INDEX

Exhibit No.

Description

99.1

Earnings press release issued July 15, 2004.